Exhibit 1



                                                            Draft ^ 5/17/96
                                                                    =======

     ^                        8,200,000 Shares
                              =========

                STRATEGIC DISTRIBUTION, INC.

                        Common Stock

                   UNDERWRITING AGREEMENT
                   ----------------------




                                        ^ May 20, 1996
                                          ======



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SCHRODER WERTHEIM & CO. INCORPORATED
HANIFEN, IMHOFF INC.
  As representatives of the
    several underwriters
    named in Schedule I hereto
  c/o Donaldson, Lufkin & Jenrette
     Securities Corporation
     277 Park Avenue
     New York, New York  10172

Dear Sirs:

     Strategic Distribution, Inc., a Delaware corporation (the "Company"), and the stockholders of the Company named in Schedule ^ IIA hereto
                                                        ===
(collectively, the "Firm Selling Stockholders"), severally propose to sell
                    ====
an aggregate of ^ 8,200,000 shares of Common Stock, par value $.10 per
                  =========
share, of the Company (the "Firm Shares"), to the several underwriters named in Schedule I hereto (the "Underwriters"). The Firm Shares consist of ^ 7,000,000 shares to be issued and sold by the Company and ^ an
     =========                                                   ==
aggregate of 1,200,000 outstanding shares to be sold by the Firm Selling
======================                                      ====
Stockholders.  The Company ^ and the stockholder of the Company named in
                             ===========================================
Schedule IIB hereto (the "Additional Selling Stockholder") also propose to
==========================================================================
sell, severally and not jointly, to the several Underwriters not more than
================================
^ an aggregate of 1,230,000 additional shares of Common Stock, par value
  =========================
$.10 per share, of the Company (the "Additional Shares"), if requested by
the Underwriters as provided in Section 2 hereof.   The Firm Shares and the
Additional Shares are herein collectively called the "Shares."   The shares
of common stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock." The Firm Selling Stockholders and the Additional Selling
      ===========================================================
Stockholder are hereinafter collectively referred to as the "Selling
====================================================================
Stockholders." The Company and the Selling Stockholders are hereinafter
=============
collectively called the "Sellers."

     1.   Registration Statement and Prospectus.  The Company has prepared
          -------------------------------------
and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-1 (Registration No. 333-^ 02393) including a prospectus relating to the Shares, which may be
      ======
amended.   The registration statement as amended at the time when it
becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Act, is hereinafter referred to as the "Registration Statement;" and the prospectus (including any prospectus subject to completion taken together with any term sheet meeting the requirements of Rule 434(b) or Rule 434(c) under the Act) in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus."

     2.   Agreements to Sell and Purchase.  On the basis of the
          -------------------------------
representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell ^ 7,000,000 Firm Shares, (ii) each Firm Selling Stockholder agrees, severally
=========                        ====
and not jointly, to sell the number of Firm Shares set forth opposite such Firm Selling Stockholder's name in Schedule ^ IIA hereto and (iii) each
====                                          ===
Underwriter agrees, severally and not jointly, to purchase from each ^ of
                                                                       ==
the Company and each Firm Selling Stockholder at a price per share of
=============================================
$______ (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Firm Shares to be sold by ^ the Company and such Firm Selling Stockholder as the number of Firm
  =============================================
Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees
to issue and sell up to                    ^ Additional Shares and the
                        ------------------   =========================
Additional Selling Stockholder agrees to sell up to
                                                    ---------------------
===================================================
Additional Shares and (ii) the Underwriters shall have the right to purchase, severally and not jointly, up to an aggregate of ^ 1,230,000
                                                             =========
Additional Shares from the Company and the Additional Selling Stockholder
                                   ======================================
at the Purchase Price.   If the Underwriters elect to purchase only a
                         ============================================
portion of the Additional Shares or elect to purchase Additional Shares in
==========================================================================
increments, the first                     Additional Shares will be
                      -------------------
===================================================================
purchased from the Additional Selling Stockholder and the remaining
===================================================================
Additional Shares will be purchased from the Company.  Additional Shares
=====================================================
may be purchased solely for the purpose of covering over-allotments made in
connection with the offering of the Firm Shares.   The Underwriters may
exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company and to the
                                                             ==========
Additional Selling Stockholder within 30 days after the date of this
==============================
Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined),
(ii) no later than ten business days after such notice has been given and
(iii) no
earlier than two business days after such notice has been given.   If any
Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company and the Additional Selling
                                             ==========================
Stockholder the number of Additional Shares (subject to such adjustments to
===========
eliminate fractional shares as you may determine ^ and subject to the
                                                   ==================
requirement that the first                              Additional Shares
                           ----------------------------
=========================================================================
shall be purchased from the Additional Selling Stockholder) which bears the
===========================================================
same proportion to the total number of Additional Shares to be purchased from the Company and the Additional Selling Stockholder as the number of
                 ======================================
Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

     The ^ Company and the Firm Selling Stockholders hereby agree,
           =========================================
severally and not jointly, and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by ^ each of the directors and executive officers of the Company ^(including, without
              =========                          ===================
limitation, the Additional Selling Stockholder), pursuant to which each
===============================================
such person agrees^ not to offer, sell, contract to sell, grant any option to purchase^ or otherwise dispose of any ^ shares of Common Stock or any
                                           ======================
securities convertible into or exercisable or exchangeable for ^, or
                                                                ====
warrants, rights or options to acquire Common Stock, or in any other manner
====================================================
transfer all or a portion of the economic consequences associated with the ownership of ^ Common Stock, except to the Underwriters pursuant to this
               ============
Agreement, for a period of 180 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette
Securities Corporation.   Notwithstanding the foregoing, during such period
(i) the Company may (x) grant stock options pursuant to the Company's
                    ===
existing stock option plans consistent with past practice and (y) may grant
                                                              =============
stock or stock options pursuant to the benefit plans proposed to be adopted
===========================================================================
at the Company's 1996 Annual Meeting of Stockholders (as described in the
=========================================================================
Company's Proxy Statement dated April 24, 1996), provided that the total
========================================================================
number of shares of Common Stock granted during the aforementioned 180 day
==========================================================================
period (including shares issuable upon the exercise of stock options)
=====================================================================
pursuant to the benefit plans referred to in (y) does not exceed 50,000;
========================================================================
(ii) the Company may issue shares of ^ Common Stock upon the exercise of an
                                       ============
option ^ granted under the employee benefit plans referred to in (x) and
         ===============================================================
(y) or upon the exercise of a warrant or the conversion of a security
=============================
outstanding on the date hereof; and (iii) the directors, executive officers
                              =============================================
and Selling Stockholders can make gifts of shares of Common Stock as
====================================================================
provided in the individual Lock-Up Agreements heretofore delivered to you.
=========================================================================

     3.   Terms of Public Offering.  The Sellers are advised by you that
          ------------------------
the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

     4.   Delivery and Payment.  Delivery to the Underwriters of and
          --------------------
payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the third or fourth business day unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(the "Closing Date") following the date of the initial public offering of the Firm Shares, at such place outside the
                            ==================
State of New York as you shall designate.   The

Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the ^ Company.
                                                                 =======

     Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

     Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the respective Sellers, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by certified or official bank checks payable in New York Clearing House funds to the order of the applicable ^ Seller.
======

     5.   Agreements of the Company.  The Company agrees with you:
          -------------------------

     (a) To use its best efforts to cause the Registration Statement to become effective at the earliest ^ practical time.
                                   =========

     (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will ^ use its reasonable ^ best
                                           =======              ====
efforts to obtain the withdrawal or lifting of such order at the earliest
=======
possible time.

     (c) To furnish to you, without charge, four (4) signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the

Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

     (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus including the issuance or filing of any term sheet within the meaning of Rule 434 of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus including the issuance or filing of any term sheet within the meaning of Rule 434 which may be ^ required in order
                                                         =================
to comply with the requirements of the Act in connection with the
==========================================
distribution of the Shares by you, and to use its reasonable best efforts
                                                  ==========
to cause the same promptly to become ^ effective.
                  ========

     (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as ^ a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

     (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the reasonable opinion of counsel for the
                                   ==========
Underwriters and the Company it becomes necessary to amend or supplement
             ===============
the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the
                      =============================
Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances when it is so
                      =
delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify^ such number of copies thereof as such Underwriter or dealers may reasonably request.

     (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, and to continue such qualification in
                                  ===
effect for so long as required for distribution of the Shares ^(but not
                                                               ========
longer than twelve months); provided that no such registration or
============================================
qualification shall be required in any jurisdiction where, solely as a
              ========================================================
result thereof, the Company would be subject to taxation or qualification
=========================================================================
as a foreign corporation doing business in such jurisdiction where it is
========================================================================
not now so qualified or to take any action that would subject it to service
===========================================================================
of process in suits, other than those arising out of the offering or sale
=========================================================================
of the Shares, in any jurisdiction where it is not now subject.
==============================================================

     (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder, and to advise you in writing when such
           =======================
statement has been so made available.

     (i)  During the period ending on the second anniversary of the date
                            ============================================
hereof ^, to furnish to you as soon as available a copy of each report or
======
other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission ^.
                                              =

     ^(j) To pay all costs, expenses, fees and taxes incident to (i) the
      ===
preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vi) the listing of the Shares on the National Association of Securities Dealers Automated Quotation system ("NASDAQ") National Market System, (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold and (viii) the performance by the ^ Company of its obligations under this Agreement and
                     ===================================================
under any registration rights or similar agreement pursuant to which the
========================================================================
Company is required to register the Shares to be sold by any Selling
====================================================================
Stockholder pursuant to this Agreement.
=======================================

     ^(k) To use its reasonable best efforts to include the Common Stock in
      === =============================================
the NASDAQ National Market System (or on a national securities exchange) ^.
                                                                          =

     ^(l) To use its reasonable best efforts to do and perform all things
      === =====================
required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent on the part of the Company
                                                ==========================
to the delivery of the Shares.

     6.   Representations and Warranties of the Company.  The Company
          ---------------------------------------------
represents and warrants to each Underwriter that:

     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the best knowledge of the Company, threatened by the Commission.

     (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, on the date of such amendment or supplement,
                            =============================================
will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the requirements of the Act; and (iii)
                                         ===================
the Prospectus does not contain and, as amended or supplemented, if applicable, on the Closing Date or an Option Closing Date, as the case may
           ===============================================================
be, will not contain any untrue statement of a material fact or omit to
===
state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading^;
                                                                      =
provided, however, that the Company makes no representation or warranty as
==========================================================================
to information contained in or omitted from the Registration Statement or
===========================================
the Prospectus ^, or any such amendment or supplement, in reliance upon,
                ========================================================
and in conformity with, written information furnished to the Company ^ by
===========================================                            ==
or on behalf of any of the Underwriters or the Selling Stockholders
===================================================================
expressly for use in connection with the preparation of the Registration
========================================================================
Statement.
==========

     (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, ^ complied when so filed in all material respects with the Act; and when so filed did not contain an untrue
                                    =============
statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d)  The Company and each of ^ Industrial Systems Associates, Inc.,
                                    ====================================
Lewis Supply (Delaware), Inc., SafetyMaster Corporation and American
====================================================================
Technical Services Group, Inc. (each, a "Subsidiary" and, collectively, the
==============================
"Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries (as
                                                                   ===
defined in Rule 405 under the Act), taken as a whole.
==================================

     (e) All of the outstanding shares of capital stock of, or other ownership interests in, each of the ^ Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and ^ are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, except as may be set
                                                   ======================
forth in the Prospectus.
=======================

     (f) All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights ^ which have not been validly waived in writing ^ by the holders thereof; and the Shares to be
                            ======================
issued and sold by the Company
hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights ^ which will
                                                                       ====
not have ^ been validly waived in writing by the holders thereof^.
===                                       ======================

     (g) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus. There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any ^ Subsidiary except as otherwise ^ set forth in the ^ Prospectus.
         ==========                       =========          ==========

     (h) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any contract, lease, mortgage, license, bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, except for such defaults that, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (i)  The execution, delivery and performance by the Company of this
                                                  ==============
Agreement, compliance by the Company with all the provisions hereof and ^ consummation by the Company of the transactions contemplated hereby will
             ==============
not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required by the Act, the Exchange Act or the
                                          =========================
National Association of Securities Dealers, Inc. (the "NASD") or under the
=============================================================
securities or Blue Sky laws of the various states), and will not conflict
                                                 =
with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property, except for such conflicts, breaches, defaults or violations that, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. The execution, delivery and performance by
                                                                         ==
the Company of this Agreement, and the consummation by the Company of the
===========                                         ==============
transactions contemplated herein, have been duly authorized by all necessary corporate action on the part of the Company and do not and will
                           ==========================
not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, any contract, lease, mortgage, license, bond, debenture, loan agreement, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, except for such conflicts, breaches, defaults, liens, charges or encumbrances that, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (j) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of ^ the Subsidiaries is a party or of which any of their respective
         ================
property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

     (k)    The business and operations conducted by the Company and ^ the
                                                                       ===
Subsidiaries, as described in the Prospectus, are being conducted in
============
compliance in all material respects with all applicable laws, rules and regulations of all public authorities, foreign or domestic, having jurisdiction over the Company or any Subsidiary. Neither the Company nor any of ^ the Subsidiaries has violated any foreign, federal, state or local
         ===
law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might reasonably be expected to
                                                 =========================
result in any material adverse change in the business, ^ financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

     (l) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business, except where the failure to have such permits would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or ^ result in any other material
                                              ======
impairment of the rights of the holder of any such permit, except where the failure to so fulfill or perform, ^ or such revocation or termination,
                                    ==================================
would not, individually or in the aggregate, reasonably be expected to have
                                             =========================
a material adverse effect on the Company and its subsidiaries, taken as a whole; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of ^ the
                                                                       ===
Subsidiaries. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such permit which, individually or in the aggregate, if the subject of any unfavorable decision, ruling or finding, ^ might reasonably be expected to
                                           ===============================
have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (m) Except as otherwise set forth in the Prospectus or such as are not material to the business, ^ financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions, except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of its subsidiaries is a party, that are material to the Company and its subsidiaries, taken as a whole, are valid and binding and no default has occurred or is continuing thereunder, which might reasonably be expected to result in any material adverse change in
      =========================
the business, ^ financial condition or results of operation of the Company and its subsidiaries taken as a whole^; and the Company and its
                                      =
subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as ^ would not reasonably be expected to have a material adverse effect on the
=========================================================================
Company and its subsidiaries, taken as a whole.
==============================================

     (n) The Company and each of its Subsidiaries maintains reasonably adequate insurance.

     (o) KPMG Peat Marwick LLP are independent public accountants with respect to the Company as required by the Act.

     (p) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its consolidated subsidiaries on the basis stated in the
                       ============
Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

     (q) The Company owns, licenses or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and other proprietary and similar rights (including, without limitation, rights to use computer software) necessary for the conduct of its business as currently conducted.

     (r)  The Company is not an "investment company" or a company
"controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (s) No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company or to require inclusion of shares of Common Stock or any other security of the Company in the Registration Statement, ^ which rights have not been
                                             ==========================
waived by the holders thereof.
==============================

     (t) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

     (u)  The ^ Common Stock has been included for quotation ^ in the
          ====                                                 ==
Nasdaq National Market System and the Company has filed ^ with the NASD a
                                                          ====          =
notification ^ with respect to the issuance of the ^ Shares.
               ===============                       ======

     ^(v)   No labor dispute with the employees of the Company or any of ^
      ===
the Subsidiaries exists or, to the knowledge of the Company, is imminent
===
that might reasonably be expected to have a material adverse effect on the
           =========================
Company and its subsidiaries, taken as a whole.

     ^(w) The Company and each of its subsidiaries maintains a system of
      ===
internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     ^(x) Except as set forth in the Prospectus, all material tax returns
      === ==========================================
required to be filed by the Company and each of ^ the Subsidiaries in any
                                                  ================
jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of ^ the Subsidiaries have been paid, other than those being contested in good
===
faith and for which adequate reserves have been provided.

     7.   Representations and Warranties of the Selling Stockholders.  Each
          ----------------------------------------------------------
Selling Stockholder severally represents and warrants to each Underwriter that:

     (a)  Such Selling Stockholder is the ^ sole registered owner of the
                                            ===============
Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date ^ will have, valid and marketable title to
                                   ========================================
the Shares proposed to be sold by such Selling Stockholder hereunder, free
==========================================================================
of any restrictions on transfer^ imposed by the Company, and any liens,
======                           ===============================
encumbrances, security interests and claims whatsoever.

     (b)  Upon delivery of and payment for ^ the Shares to be sold by such
                                             =============================
Selling Stockholder pursuant to this Agreement, ^ valid and ^ marketable
===================                               =====       ==========
title to such Shares will pass to the Underwriters, free of ^ any
                                                              ===
restrictions on transfer^ imposed by the Company, and any liens,
                          ===============================
encumbrances, security interests and claims whatsoever.

     (c) Such Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and the Custody Agreement between the Selling

Stockholders and ^ Continental Stock Transfer and Trust Company, as
                   ============================================
Custodian (the "Custody Agreement"), and to sell, assign, transfer and deliver ^ the Shares proposed to be sold by such Selling Stockholder
          ==========================================================
hereunder in the manner provided herein and therein, and this Agreement and
=========
the Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder ^, and the Custody Agreement is a valid and
                          =
binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as enforceability may be limited by general
                          ========================================
equitable principles, bankruptcy, insolvency, reorganization, moratorium or
===========================================================================
other laws affecting creditors' rights generally, as availability of
====================================================================
equitable remedies may be limited by equitable principles of general
====================================================================
applicability and as rights to indemnity and contribution ^ thereunder may
====================                                        ==========
be limited by applicable law.

     (d) The power of attorney signed by such Selling Stockholder appointing ^ Andrew M. Bursky ^ and ^ William L. Mahone^, or either one of
                                                        =
them, as ^ its attorney-in-fact, to the extent set forth therein with
                               =
regard to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement, has been duly authorized, executed and
                                   =
delivered by or on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms, except as enforceability may be limited by general
               ===================================================
equitable principles, bankruptcy, insolvency, reorganization, moratorium or
===========================================================================
other laws affecting creditors' rights generally, as availability of
====================================================================
equitable remedies may be limited by equitable principles of general
====================================================================
applicability and as rights to indemnity and contribution thereunder may be
===========================================================================
limited by applicable law; and, pursuant to such power of attorney, such
==========================
Selling Stockholder has authorized ^ Andrew M. Bursky ^ and ^ William L. Mahone^, or either one of them, to execute and deliver on his or its behalf
       =
this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be
     ===
sold by such Selling Stockholder pursuant to this Agreement.

     (e) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement and, other than as permitted by the Act, ^ such Selling Stockholder has not
                                      ====
distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

     (f) The execution, delivery and performance of this Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the Act ^, the Exchange Act or
                                                    =====================
the NASD, or under state securities or Blue Sky laws) and will not conflict
==================
with or constitute a breach of any of the terms or provisions of, or a default under, any organizational documents of such Selling Stockholder, if not an individual, or any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any property of such Selling

Stockholder is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Stockholder or property of such Selling Stockholder.

     (g)  ^ The information in the Prospectus under the caption "Principal
            =================================
and Selling Stockholders" which specifically ^ relates to such Selling
                                               =======
Stockholder ^ does not, and will not on the Closing Date^, contain any
              ====
untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
            ===

     (h) At any time during the period described in paragraph 5(e) hereof, if there is any material change in the information referred to in paragraph
                ========
7(g) above, the Selling Stockholders will immediately notify you of such change.

     8.   Indemnification.
          ---------------

     (a)  The Company ^ agrees to indemnify and hold harmless each
                        ======
Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, costs and
                                                            =======
judgments  (collectively, "Liabilities") caused by or based upon any untrue
           =============================           =============
statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by or based upon any omission or alleged
                                     =============
omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such ^ Liabilities are caused by any such untrue statement or omission or
       ===========
alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein^; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus or any Prospectus that is subsequently supplemented or amended
           ==============================================================
shall not inure to the benefit of any Underwriter from whom the person asserting any such ^ Liabilities purchased Shares, if a copy of the
                     ==============================
Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such ^ Liability.
                                                                ===========


     ^(b) Each Selling Stockholder agrees, severally and not jointly, to
      === ==============================================================
indemnify each Underwriter and each person, if any, who controls any
====================================================================
Underwriter within the meaning of Section 15 of the Act or Section 20 of
========================================================================
the Exchange Act, from and against any and all Liabilities caused by or
=======================================================================
based upon any untrue statement or alleged untrue statement of a material
=========================================================================
fact contained in the Registration Statement or the Prospectus (as amended
==========================================================================
or supplemented if the Company shall have furnished any amendments or
=====================================================================
supplements thereto) or any related preliminary prospectus, or caused by or
============================================================================
based upon any omission or alleged omission to state therein a material
=======================================================================
fact required to be stated therein or necessary to make the statements
======================================================================
therein not misleading, but only with reference
================================================
to information furnished by or on behalf of such Selling Stockholder
====================================================================
expressly for use in the Registration Statement or Prospectus or in any
=======================================================================
related amendment or supplement thereto, or in any preliminary prospectus;
==========================================================================
provided, however, that (i) the foregoing indemnity agreement with respect
==========================================================================
to any preliminary prospectus or any Prospectus that is subsequently
====================================================================
supplemented or amended shall not inure to the benefit of any Underwriter
=========================================================================
from whom the person asserting any such Liabilities purchased Shares if a
=========================================================================
copy of the Prospectus (as then amended or supplemented if the Company
======================================================================
shall have furnished any amendments or supplements thereto) was not sent or
===========================================================================
given by or on behalf of such Underwriter to such person, if required by
========================================================================
law so to have been delivered, at or prior to the written confirmation of
=========================================================================
the sale of the Shares to such person, and if the Prospectus (as so amended
===========================================================================
and supplemented) would have cured the defect giving rise to such
=================================================================
Liability; and (ii) the aggregate liability of any Selling Stockholder
======================================================================
pursuant to the provisions of this paragraph shall be limited to an amount
==========================================================================
equal to the aggregate purchase price received by such Selling Stockholder
==========================================================================
from the sale of such Selling Stockholder's Shares hereunder.
==============================================================

     (c)  In case any action shall be brought against any Underwriter or
     ===
any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company ^ or any Selling ^ Stockholder, such Underwriter shall
                      ======           ===========
promptly notify the Company and the applicable Selling ^ Stockholder(s) in
                                    ==========           ==============
writing and the Company ^ and/or the applicable Selling ^ Stockholder(s)
                          ======     ==========           ==============
shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or ^ such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person, unless (i) the employment of such counsel has been specifically authorized in writing by the Company^ or, if indemnity is sought against a Selling Stockholder and
             ============================================================
not the Company, such Selling Stockholder, (ii) the Company and/or the
======================================================================
Selling Stockholder(s), as the case may be, ^ shall have failed to assume
======================                        ===========================
the defense and employ counsel or (iii) the named parties to any such
=====================================================================
action (including any impleaded parties) include both such Underwriter or
=====================================================
such controlling person and the Company or any Selling Stockholder(s), as
                        =================================================
the case may be, and such Underwriter or such controlling person shall have
================================================================
been advised by such counsel in writing that there may be one or more legal
                             ==========
defenses available to it which are different from or additional to those available to the Company or the Selling ^ Stockholder(s), as the case may
                                          ==============
be, ^ or that  a conflict exists between such Underwriter or such
      ===========================================================
controlling person and the Company or a Selling Stockholder (in which cases
===========================================================================
the Company and the Selling ^ Stockholder(s) shall not have the right to
                              ==============
assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company and the Selling ^ Stockholder(s) shall not, in connection with any one such action
          ==============
or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they are incurred). ^ The Company and
                                                           ===============
the applicable Selling Stockholder shall not be liable for any settlement
==================================
of any such action effected
without ^ their written consent ^, but if settled with the written consent
          =====
of ^ the Company and the applicable Selling Stockholder(s), the Company and
     ======================================================================
such Selling Stockholder(s) agree to indemnify and hold harmless any
=================================
Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ^ twenty business days after the receipt by such indemnifying party of
       ======
the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     ^(d) Each Underwriter agrees, severally and not jointly, to indemnify
      ===
and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Selling Stockholder and each person, if any, controlling such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing ^ indemnities from the
                                                       ===========
^ Company and the Selling Stockholders to each Underwriter, but only with
  ====================================
reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company or any Selling Stockholder or any person controlling such Selling Stockholder based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the ^ Company and the
                                                            ===============
Selling Stockholders (except that if the Company or any Selling Stockholder
===========================================================================
shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company and the Selling Stockholders and any person controlling such Selling Stockholders shall have the rights and duties given to the ^ Underwriters by Section ^ 8(c)
                                          ============              ====
hereof.

     ^(e) If the indemnification provided for in this Section 8 is
      ===
unavailable to an indemnified party in respect of any ^ Liabilities
                                                        ===========
referred to ^ herein, then each indemnifying party, in lieu of indemnifying
              ======
such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such ^ Liabilities (i) in such
                                             ===========
proportion as is appropriate to reflect the relative benefits received by the ^ Company and the Selling Stockholders on the one hand and the
      ====================================
Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above^ is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the ^ Company, the Selling
                                                      ====================
Stockholders and the Underwriters in connection with the statements or
============
omissions which resulted in such ^ Liabilities, as well as any other
                                   ===========
relevant equitable considerations. The relative benefits received by the ^ Company, the Selling Stockholders and the Underwriters shall be deemed to
=================================
be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the ^ Company and the Selling
                                              =======================
Stockholders, and the total underwriting discounts and commissions received
============
by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the ^ Company, the Selling Stockholders and the
                            =================================
Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The ^ Company, the Selling Stockholders and the Underwriters agree
           =================================
that it would not be just and equitable if contribution pursuant to this Section ^ 8(e) were determined by pro rata allocation (even if the
          ====
Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the ^ Liabilities referred to in the immediately preceding paragraph shall be
===========
deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute in the aggregate any amount in excess of the amount by which the
           ================
total ^ underwriting discount applicable to the Shares purchased by such
        ================================================================
Underwriter exceeds the amount of any damages which such Underwriter has
===========
otherwise been required to pay by reason of such untrue or alleged untrue
statement or omission or alleged omission.   No person guilty of fraudulent
misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section ^ 8(e) are several in proportion to the respective
                           ====
number of Shares purchased by each of the Underwriters hereunder and not joint.

     ^(f) Each Selling Stockholder hereby irrevocably consents and agrees,
      === ================================================================
for the benefit of each Underwriter and each person who controls any
====================================================================
Underwriter, that any action, suit or proceeding ^ asserting a claim for
=================
indemnification or contribution under or pursuant to this Section 8^ may be
                                                                     ======
instituted by any Underwriter or any such controlling person in any state
=========================================================================
or federal court in the Borough of Manhattan in the City of New York, and
=========================================================================
each Selling Stockholder will accept the jurisdiction of such court in such
========================
action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. ^

     9.   Conditions of Underwriters' Obligations.  The several obligations
          ---------------------------------------
of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

     (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

     (b) The Registration Statement shall have become effective not later than 5:00 P.M.(and in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 10:00 p.m.), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date (i) no stop order suspending the
                                 ===
effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission and (ii) no action shall have been
                                         ==================================
taken by any governmental agency, body or official, and no injunction,
======================================================================
restraining order or order of any nature by any federal or state court
======================================================================
shall have been issued, which would prevent the issuance of the Shares.
======================================================================

     (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company and its subsidiaries, taken as
                                            ==============================
a whole, (ii) since the date of the latest balance sheet included in the
=======
Registration Statement and the Prospectus, there shall not have been any
                                         =
change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate, dated the Closing Date, signed by ^ the President and the
           =                                     =====================
Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b)^ and (c) of this Section 9.

     (d)  All the representations and warranties of the Selling
Stockholders contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received a certificate to such effect, dated the Closing Date, from each Selling Stockholder.

     (e)  You shall have received on the Closing Date an opinion ^(in form
                                                                  ========
and substance reasonably satisfactory to you), dated the Closing Date, of
=============================================
Willkie Farr & Gallagher, counsel for the Company ^, to the effect that:
          (i) the Company ^ is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;
          (ii) all the outstanding shares of Common Stock (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid^ and non-assessable;
                                                       ===================
          (iii) the Shares to be issued and sold by the Company hereunder have been duly authorized, and when ^ duly countersigned by
                                                     =====================
     the Company's transfer agent and registrar and delivered to the
     ==========================================
     Underwriters or upon their order against payment therefor as provided
                  ===================
     by this Agreement, will have been validly issued and will be fully paid and non-assessable^; no statutory preemptive or, to the best of
                             ============================================
     such counsel's knowledge, any other preemptive or similar rights ^
     ===================================
     granted by the Company to subscribe for new issuances of Common Stock
     =====================================================================
     of stockholders of the Company exist which have not been ^ waived with
     ====================================                       ===========
     respect to the issue and sale of the Shares; and the certificates for
     ============================================
     the Shares are in due and proper form under the laws of the State of Delaware;
          (iv) this Agreement has been duly authorized, executed and delivered by the Company ^;
          (v) the authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus;
          (vi) the Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission;
          (vii) the statements under the captions "^ Description of Capital Stock^" and "Shares Eligible for Future Sale" ^ in the
                     ===
     Prospectus and ^ Item 14 ^ of Part II of the Registration Statement,
                      ====
     insofar as such statements ^ purport to summarize the provisions of
                                  ======================================
     documents or ^ agreements specifically referred to therein, fairly
                    =======================
     present the information called for with respect ^ thereto by Form S-1
                                                       ===================
     and the rules and regulations under the Act;
     ============================================
          (viii)    the execution^ and delivery of this Agreement, the
                                   ================================
     consummation of the transactions contemplated hereby ^ and the
                                                            =======
     fulfillment of the terms hereof will not conflict with or ^ result in
     ===============================                             =========
     a violation of or default under the certificate of incorporation or
     ================================================================
     by-laws of the Company or any of ^ the Subsidiaries or, to the best of
                                        ===================================
     such counsel's knowledge, any statute, rule, regulation, ruling or
     ==================================================================
     court decree applicable to the Company or any of ^ the Subsidiaries ^
     ============                                       ===
     or their respective properties, except for such conflicts, ^ defaults or violations that, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;
          ^(ix)     Each approval, consent, order, authorization,
           ====     =============================================
     designation, declaration or filing by or with any regulatory,
     =============================================================
     administrative or other governmental body necessary in connection with
     ======================================================================
     the execution and delivery by the Company of this Agreement and the
     ============================================================
     consummation of the transactions ^ herein contemplated has been
                                        ============================
     obtained or made and is in full force and effect, except for such
     =================================================================
     permits and similar authorizations required under the Act and the
     =================================================================
     securities or blue sky laws of certain jurisdictions;
     =====================================================
          (x)  to the best of such counsel's knowledge, there is no ^
          ===                                           ===========
     contract or other document ^ required to be filed as an exhibit to the
                                                 ==========================
     Registration Statement or described in the Registration Statement or
     =========================
     the Prospectus ^ which is not filed or described as required;
                      ============================================
          ^(xi)     the Company is not an "investment company" or a company
           ====
     "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;
          ^(xii)    to the best of such counsel's knowledge, ^ no holder of
           =====
     any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company^, which
                                                                 =
     right has not been ^ waived with respect to ^ the Registration
     =====                       ===============
     Statement^; and
               =====
          (xiii)    the Registration Statement ^ and the Prospectus and any
          ======    ===
     supplement or amendment thereto (except for financial statements,
                                                                     =
     schedules and other financial and statistical data included therein as
     ===================================================================
     to which no opinion need be expressed) comply as to form in all material respects with ^ Form S-1 and the other requirements of the
                              ==========================================
     Act.
     ====


     In addition to the matters set forth above, such opinion of Willkie
     ===================================================================
Farr & Gallagher shall also include a statement that such counsel has
=====================================================================
participated in conferences with officers and other representatives of the
==========================================================================
Company, representatives of KPMG Peat Marwick LLP, independent public
=====================================================================
accountants for the Company, and representatives of the Underwriters in
=======================================================================
connection with the preparation of the Registration Statement and the ^
==================================
Prospectus and has considered the matters required to be stated therein ^
=========================================
and the statements contained therein and, on the basis of the foregoing,
========================================================================
nothing has come to the attention of such counsel which leads them to
=====================================================================
believe that the Registration Statement, as amended or supplemented, ^ at
=======================================                                ==
the time the Registration Statement or any post-effective amendment became
==========================================================================
effective, contained any untrue statement of a material fact or ^ omitted
====================                                              =======
to state a material fact required to be stated therein or necessary ^ to
                         ================================
make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus, or any amendment or
                              =============================================
supplement thereto, on the date it was filed pursuant to Rule 424(b) and,
=========================================================================
as of the Closing Date and at each Option Closing Date, as applicable,
======================================================================
contained or contains any untrue statement of a material fact or omitted or
===========================================================================
omits to state a material fact required to be stated therein or necessary
=========================================================================
to make the statements therein, in light of the circumstances under which
=========================================================================
they were made, not misleading (except that such counsel need express no
========================================================================
view as to financial statements, schedules and other financial and
==================================================================
statistical data included therein).^
===================================

     ^ In rendering such opinion, such counsel may rely upon the opinion of
       ====================================================================
William L. Mahone delivered pursuant to Section 9(f) of this Agreement and,
===========================================================================
as to matters governed by laws other than Federal law, the laws of the
======================================================================
State of New York and the Delaware General Corporation Law, on the opinion
==========================================================================
of local counsel in such jurisdictions, provided that in each case such
=======================================================================
counsel shall state that they believe that they and the Underwriters are
========================================================================
justified in relying on such other counsel.
===========================================

     The opinion of Willkie^ Farr & Gallagher described in this paragraph
(e) shall be rendered to you at the request of the Company ^ and shall so state therein.

     (f)  You shall have received on the Closing Date an opinion ^(in form
                                                                  ========
and substance reasonably satisfactory to you), dated the Closing Date, of
=============================================
William L. Mahone, Esq., General Counsel of Interlaken Capital, Inc. and Assistant Secretary of the Company, to the effect that:
          (i)  ^ each of ^ the Subsidiaries has been duly incorporated, is
                           ===
     validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;
          (ii) the Company and each of ^ the Subsidiaries is duly qualified
                                         ===
     and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;
          (iii)     all the outstanding shares of Common Stock (including
                    =====================================================
     the Shares to be sold by the Selling Stockholders) have been duly
     =================================================================
     authorized and validly issued and are fully paid and non-assessable;
     ====================================================================
     all of the outstanding shares of capital stock of, or other ownership interests in, each of the ^ Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, except as set
                                                        ===============
     forth in the Prospectus;
     =======================
          (iv) (A) neither the Company nor any of ^ the Subsidiaries is in
                                                    ===
     violation of its respective charter or by-laws and, to the best of such counsel's knowledge ^, neither the Company nor any of its ^ subsidiaries is in default in the performance of any obligation,
     ============
     agreement, covenant or condition contained in any contract, lease, mortgage, license, bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, except for such defaults that, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and (B) to the best of such counsel's knowledge, the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein, have been duly authorized by all necessary corporate action and do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or ^ the Subsidiaries pursuant to, any contract,
                                ===
     lease, mortgage, license, bond, debenture, loan agreement, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, except for such conflicts, breaches, defaults, liens, charges or encumbrances that, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;
          (v)  ^ to the best of such counsel's knowledge, there are no
                 =====================================================
     legal or governmental ^ proceedings pending or threatened to which the
                             ===========
     Company or any of ^ the Subsidiaries is a party or to which any of
                         ================
     their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described;
          (vi) to the best of such counsel's knowledge, ^ the business and operations conducted by the Company and ^ the Subsidiaries, as
                                               ===
     described in the Prospectus, are being conducted in compliance in all material respects with all applicable laws, rules and regulations of all public authorities, foreign or domestic, having jurisdiction over the Company or any Subsidiary;
          ^(vii)    to the best of such counsel's knowledge, the Company
           =====    ========================================
     and each of its ^ subsidiaries has such permits, licenses, franchises
                       ============
     and authorizations of governmental or regulatory authorities ("permits")^ as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus, except where the failure to have such permits would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;
          (viii)    No statutory preemptive or, to the best of such
          ======    ===========================
     counsel's knowledge, any other preemptive or similar rights granted by
                          =================================================
     the Company to subscribe for new issuances of Common Stock of
     =============================================================
     stockholders of the Company exist which have not been waived with
     =================================================================
     respect to the issue and sale of the Shares; and to ^ such counsel's
     ====================================================
     knowledge, ^ no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company^, which right has not been ^ waived with respect to the
                    =       =====                ==========================
     Registration Statement;
     ======================
          (ix) except as ^ set forth in the Prospectus, to the best of such
                           =========
     counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company; and
                                  ====

          (x)  to the best of such counsel's knowledge, the Company ^ and
                                                                      ===
     the Subsidiaries own, license or possess adequate rights to use all
     ========================================
     material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and other proprietary and similar rights (including, without limitation, rights to all computer software) necessary for the conduct of ^ their businesses as
                                                       ================
     currently conducted^.
                         =

     ^ In rendering such opinion, such counsel may rely as to matters
       ==============================================================
governed by laws other than Federal law, the laws of the State of New York
==========================================================================
and the Delaware General Corporation Law, on the opinion of local counsel
=========================================================================
in such jurisdictions, provided that in each case such counsel shall state
==========================================================================
that he believes that he and the Underwriters are justified in relying on
=========================================================================
such other counsel.
===================

     The opinion of William L. Mahone, Esq. described in this paragraph (f) shall be rendered to you at the request of the Company and shall so state therein. Mr. Mahone shall also state that he ^ performs legal services on
                                                ==========================
behalf of the Company and^ is familiar with the legal affairs of the
=========
Company.

     (g)  You shall have received on the Closing Date an opinion ^(in form
                                                                  ========
and substance reasonably satisfactory to you), dated the Closing Date, of ^
=============================================
Werbel, McMillin & Carnelutti, counsel for ^ the Firm Selling Stockholders,
==============================               ========
to the effect that:
          (i)  ^ this Agreement has been duly authorized, executed and
                 ====
     delivered by ^ or on behalf of the Selling Stockholders and the
                    ===================                          ===
     Custody Agreement has been duly authorized, executed and delivered by
     =====================================================================
     each Selling Stockholder and each is a valid and binding agreement of
     =================================
     each ^ Selling Stockholder;
            ====================
          ^(ii)     each Selling Stockholder has full legal right, power
           ====     ========================
     and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws) to sell, assign, transfer and deliver the Shares to be sold by it in the manner provided in this Agreement and the Custody Agreement;
          (iii)     each ^ Selling Stockholder is the sole registered owner
                           ================================================
     of the Shares to be sold by it pursuant to this Agreement and upon
     ==                             ==========================
     delivery thereof^ pursuant hereto and payment therefor^ and assuming
                                                             ============
     that the Underwriters have purchased such Shares without notice of any
     ======================================================================
     adverse claims, valid and marketable title to such Shares will pass to
     =========================================================
     the Underwriters, severally, free ^ and clear of any adverse claim,
                                         ===============================
     any lien in favor of the Company and any restriction on transfer
     ================================================================
     imposed by the Company; and
     ======================
          (iv) the power of attorney signed by each ^ Selling ^ Stockholder
                                                                ===========
     appointing ^ Andrew M. Bursky ^ and ^ William L. Mahone^, or either of
                                                             =
     them, as its attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms, except as enforceability may
                                              =============================
     be limited by general equitable principles, bankruptcy, insolvency,
     ===================================================================
     reorganization, moratorium or other laws affecting creditors' rights
     ====================================================================
     generally, as availability of equitable remedies may be limited by
     ==================================================================
     equitable principles of general applicability and as rights to
     ==============================================================
     indemnity and contribution thereunder may be limited by applicable
     ==================================================================
     law; and pursuant to such power of attorney, each of such Selling
     ====
     Stockholders has authorized ^ Andrew M. Bursky ^ and ^ William L. Mahone^, or either of them, to execute and deliver on its behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by it pursuant to this Agreement

     (h) You shall have received on the Closing Date an opinion, dated the Closing Date, of Andrews & Kurth L.L.P., counsel for the Underwriters^ in
                                                                       ==
form and substance reasonably satisfactory to you.
=================================================

     (i) You shall have received a letter on and as of the Closing Date, in form and substance reasonably satisfactory to you, from KPMG Peat
                      ==========
Marwick LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by KPMG Peat Marwick LLP on the date of this Agreement.

     (j) The Company and the Selling Stockholders shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Selling Stockholders at or prior to the Closing Date.
               ===========================


     (k) You shall have received on the Closing Date^ a certificate of each Selling Stockholder who is not a U.S. Person to the effect that such Selling Stockholder is not a U.S. Person (as defined under applicable U.S. federal tax legislation), which certificate may be in the form of a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

The several obligations of the Underwriters to purchase any Additional Shares hereunder from the Company are subject to the delivery to you on the
                 ================
applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares, the satisfaction of
                                                    =====================
the conditions set forth in this Section 9 as of the Option Closing Date
========================================================================
and other matters related to the issuance of such Additional Shares.  The
                                                                      ===
several obligations of the Underwriters to purchase any Additional Shares
=========================================================================
hereunder from the Additional Selling Stockholder are subject to the
====================================================================
delivery to you on the applicable Option Closing Date of (i) an opinion (in
===========================================================================
form and substance reasonably satisfactory to you), dated the Option
====================================================================
Closing Date, of Willkie Farr & Gallagher, counsel for the Additional
=====================================================================
Selling Stockholder, to the effect of the matters set forth in Section (g)
==========================================================================
of this Section 9 with respect to the Additional Selling Stockholder and
========================================================================
(ii) such documents as you may reasonably request with respect
===============================================================
to the satisfaction of the conditions set forth in this Section 9 as of the
===========================================================================
Option Closing Date and other matters related to the sale of Additional
=======================================================================
Shares by the Additional Selling Stockholder.
=============================================

     10.  Effective Date of Agreement and Termination.  This Agreement
          -------------------------------------------
shall become effective upon the later of (i) execution of this Agreement and (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

     This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Sellers if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, or the earnings, affairs^ or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company ^ and its subsidiaries, taken as a
                                        ================================
whole, (v) the declaration of a banking moratorium by either federal or New
=====
York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

     If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Firm Shares or

Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares^ or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the applicable Sellers for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the ^ Sellers. In any such case which does not result in termination of this Agreement, either you or the Sellers shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

     11.  Agreements of the Selling Stockholders.  Each Selling Stockholder
          --------------------------------------
severally agrees with you and the Company:

     (a) To pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by such Selling Stockholder; and

     (b) To take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

     12.  Miscellaneous.  Notices given pursuant to any provision of this
          -------------
Agreement shall be addressed as follows: (a) if to the Company, to Strategic Distribution, Inc., 12136 West Bayaud, Lakewood, Colorado 80228,
(b) if to the Selling Stockholders, to ^ Andrew M. Bursky, c/o Interlaken
                                         ================================
Capital, Inc., 165 Mason Street, Greenwich, Connecticut 06830 and (c) if to
=============================================================
any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

     The respective indemnities, contribution agreements, representations, warranties and other statements of the ^ Company, its officers and directors, of the Selling Stockholders and of the several Underwriters set
         =============================
forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of any of the Sellers, the officers or directors of the Company or any controlling person of the Sellers, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

     If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Sellers to comply with the terms or to fulfill any of the conditions of this Agreement, the Sellers agree to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Sellers, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the agreement between the Company, the Selling Stockholders and the several Underwriters.


                              Very truly yours,

                              STRATEGIC DISTRIBUTION, INC.



                              ^ By:  ____________________________
                                ===  ============================
                                     Title:




                              THE SELLING STOCKHOLDERS NAMED
                                IN SCHEDULE II HERETO



                              ^ By:  ____________________________
                                ===  ============================
                                      Attorney-in-^ Fact
                                                    ====

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SCHRODER WERTHEIM & CO. INCORPORATED
HANIFEN, IMHOFF INC.

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By: DONALDSON, LUFKIN & JENRETTE
  =  SECURITIES CORPORATION



By:  __________________________
  =  Title:

                         SCHEDULE I
                         ----------



 Underwriters                                  Number of Firm Shares
 ------------                                     to be Purchased
                                             --------------------------



Donaldson, Lufkin & Jenrette
  Securities Corporation
Schroder Wertheim & Co. Incorporated
Hanifen, Imhoff Inc.

                                             ------------------------------

     Total                                             8,200,000
                                             ------------------------------
                                             ==============================

^
                               ^ SCHEDULE II
                                 ===========
                            SELLING STOCKHOLDERS
================================================
                                Schedule IIA
============================================
                         Firm Selling Stockholders
                         -------------------------
=============================
                                                  Number of Firm
   Name                                           Shares Being Sold
   ----                                           -----------------
^
Brahman Partners II, L.P.                                   450,000
                                                            =======
B-Y Partners, L.P.                                          150,000
===================================================================
Quota Fund, N.V. "Brahman"                                  450,000
===================================================================
Genesis Capital Fund--"Brahman"                             150,000
                                                            --------
===========================================================================
     Total                                                1,200,000
===========================================================================
                                Schedule IIB
============================================
                       Additional Selling Stockholder
                       ------------------------------
=====================================================
                                             Number of Additional
=================================================================
   Name                                      Shares Proposed to be Sold
   ----                                      --------------------------
=======================================================================

William R. Berkley                                          [            ] ^
============================================================================

------------------ COMPARISON OF FOOTNOTES ------------------

-FOOTNOTE * -
^


------------------ COMPARISON OF FOOTERS ------------------
YC01: ^ 17115.4
        =======

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